UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant  ☒                              Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EXXON MOBIL CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

The following communications may appear from time to time in ExxonMobil Europe affiliates social media channels.

EU Affiliate Twitter Post	Source	Visual

According to the new @Hydrogen4EU study released today, low-carbon #hydrogen technologies will play an essential role in supporting #EU2050 ambitions. More here: #Hydrogen4EU	[Link to Hydrogen4EU study once published]	Stock image

EU Affiliate Twitter Post	Source	Visual

Nous nous nous impliquons de façon constructive et rationnelle dans le débat sur le climat, de façon à éclairer toutes les parties prenantes sur les enjeux de cette transition. Bravo à @AmChamFrance pour ces recommandations sur ce sujet essentiel !

Back translation:

We are constructively and rationally involved in the climate debate, in order to inform all stakeholders on the implications of this transition. Thanks to @AmChamFrance for its advices on this essential topic

Source: RT of AmCham France https://twitter.com/amchamfrance/status/1384515964117655552?s=20

Back translation:

AmCham France is commited to consolidate the alliance between business and energy transition and articulates its commitment around three key areas:

Combining free trade and environmental protection

Strengthen the trust given to companies as pillars of the energy transition

Turning this transition into a driver for European recovery

Source: AmCham

EU Twitter Post	Source	Visual

There’s a strong need for collaboration between all technologies to successfully achieve a sustainable #EnergyTransition & meet #EU2050 ambitions. Find out how we’re well placed to make these ideas a scalable reality https://exxonmobil.co/3jCLn30	Source: Energy Factor Europe article on R&D https://energyfactor.exxonmobil.eu/science- technology/r-and-d-vijay-swarup/	Video: From webpage https://www.youtube.com/watch?v=0x2TMSrLWPE

EU Twitter Post	Source	Visual

Technological #innovation is critical to address the #DualChallenge. Find out more about our near and long-term actions to prepare for a #LowCarbon future https://exxonmobil.co/3syLqkd	Energy & Carbon summary 2021 https://corporate.exxonmobil.com/- /media/Global/Files/energy-and-carbon -summary/Energy-and-Carbon -Summary.pdf (p.46)	GIF with legend

EU Twitter Post	Source	Visual

Ambition is a catalyst for #innovation. High on our #RandD agenda is the development of cellulosic & algae #biofuels that could help support #EUGreenDeal ambitions, ExxonMobil’s Dr. Vijay Swarup explains why (emoji: finger pointing right) https://exxonmobil.co/2R5BdP7	Energy Factor Europe article on R&D https://energyfactor.exxonmobil.eu/science-technology/r-and-d-vijay-swarup/	Video: From EM webpage https://www.youtube.com/watch?v=v9r8WQBrb_I&t=20s

EU Twitter Account	Source	Visual

We’re collaborating with the @PortOfRotterdam & other partners on H-Vision—a study to scale production & utilisation of #LowCarbon #hydrogen, which will help local industry in #Rotterdam (emoji: Dutch flag) to reduce its CO2 emissions. More here https://bit.ly/2NDhaG3 #CCS	https://www.deltalinqs.nl/h-vision-en	Image: From website

EU Twitter Post	Source	Visual

We recently launched a new business to commercialize our extensive #LowCarbon technology portfolio, ExxonMobil Low Carbon Solutions, which will initially focus on #CCS. More on our 30 year experience in capturing CO2 here: https://exxonmobil.co/3rZAyMM	Energy Factor Europe article on EM’s low-carbon solutions https://energyfactor.exxonmobil.eu/news/low-carbon-solutions/	Image: GIF from EM

EU Twitter Post	Source	Visual
To unlock the full potential of #hydrogen technologies in supporting EU industrial decarbonisation goals, industry, policymakers & scientific community should further collaborate on solutions for future hydrogen use in the existing gas network. More here https://bit.ly/3gjTjrh via @IOGP_EU	Hydrogen For Europe Study by IOGP https://www.oilandgaseurope.org/documents/hydrogen -for-europe-pre-study-key-findings/	Image: From IOGP

EU Twitter Post	Source	Visual

We’re working together with the @PortofAntwerp to support a climate-neutral port, by advancing CO2 capture, re-use & storage for industry. The potential of this #CCS project is to capture half of the Antwerp Port’s CO2 emissions by 2030. More here: https://bit.ly/3qy7MlO	Port of Antwerp webpage https://www.portofantwerp.com/en/climate -neutral-port	Image: From webpage

EU Twitter Post	Source	Visual
Across our business, scientists and operators are working hard to research new materials to help capture CO2. From recycling #PlasticWaste to improving #EnergyEfficiency find out more: https://exxonmobil.co/3u8jXHE #CCS	Energy Factor Europe article on Earth Day https://energyfactor.exxonmobil.eu /citizenship/earth-day-2021/	Image: stock image from EM

EU Twitter Post	Source	Visual
In the #Netherlands (emoji: Dutch flag), we’re participating in the @PortOfRotterdam CO2 Transportation Hub and Offshore Storage (PORTHOS) project, to reduce CO2 emissions from manufacturing facilities through #LowCarbon #hydrogen. More information here: https://bit.ly/2Qf2puT #CCS	Port of Rotterdam press release on PORTHOS https://www.portofrotterdam.com/en/news-and-press- releases/ccs-project-porthos-a-step-closer	Image: Infographic

EU Twitter Post	Source	Visual
Our #LowCarbon solutions will focus on advancing #CCS to help reduce emissions. One of these projects could be at the Port of Antwerp in #Belgium. Find out more: https://exxonmobil.co/3rZAyMM	Energy Factor Europe article on low carbon solutions https://energyfactor.exxonmobil.eu/news /low-carbon-solutions/	Image: GIF created through stat card using information from webpage

EM EU Linked In post	Source	Visual

We recognize there is a strong need for collaboration between all technologies to successfully achieve a sustainable #EnergyTransition and meet #EU2050 ambitions. ExxonMobil’s Dr Vijay Swarup explains how we are well placed to make these ideas a scalable reality

https://exxonmobil.co/3jCLn30

	Energy Factor Europe article on R&D https://energyfactor.exxonmobil.eu /science-technology/r-and-d-vijay-swarup/	Video: From webpage https://www.youtube.com/watch?v=0x2TMSrLWPE

EM EU Linked In post	Source	Visual

In the Netherlands we’re participating in the Port of Rotterdam CO2 Transportation Hub and Offshore Storage (PORTHOS) project, to help reduce CO2 emissions from manufacturing facilities through #LowCarbon #hydrogen. More information on this #CCS project here: https://bit.ly/2Qf2puT	Port of Rotterdam press release on PORTHOS https://www.portofrotterdam.com/en /news-and-press-releases/ccs-project -porthos-a-step-closer	Image: CCS infographic

Important Additional Information Regarding Proxy Solicitation

Exxon Mobil Corporation (“ExxonMobil”) has filed a definitive proxy statement and form of associated BLUE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for ExxonMobil’s 2021 Annual Meeting (the “Proxy Statement”). ExxonMobil, its directors and certain of its executive officers will be participants in the solicitation of proxies from shareholders in respect of the 2021 Annual Meeting. Information regarding the names of ExxonMobil’s directors and executive officers and their respective interests in ExxonMobil by security holdings or otherwise is set forth in the Proxy Statement. To the extent holdings of such participants in ExxonMobil’s securities are not reported, or have changed since the amounts described, in the Proxy Statement, such changes have been reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Details concerning the nominees of ExxonMobil’s Board of Directors for election at the 2021 Annual Meeting are included in the Proxy Statement. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH OR FURNISHED TO THE SEC, INCLUDING THE COMPANY’S DEFINITIVE PROXY STATEMENT AND ANY SUPPLEMENTS THERETO AND ACCOMPANYING BLUE PROXY CARD, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Investors and shareholders can obtain a copy of the Proxy Statement and other relevant documents filed by ExxonMobil free of charge from the SEC’s website, www.sec.gov. ExxonMobil’s shareholders can also obtain, without charge, a copy of the Proxy Statement and other relevant filed documents by directing a request by mail to ExxonMobil Shareholder Services at 5959 Las Colinas Boulevard, Irving, Texas, 75039-2298 or at shareholderrelations@exxonmobil.com or from the investor relations section of ExxonMobil’s website, www.exxonmobil.com/investor.